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Exhibit B                                                       EX.99.906.CERT


        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Berkshire Funds, does hereby certify, to such officer's know-ledge, that the report on Form N-CSR of The Berkshire Funds for the six months ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material re-spects, the financial condition and results of operations of The Berkshire Funds for the stated period.

By: /s/ Malcolm R. Fobes III
        --------------------
        Malcolm R. Fobes III
        President, Treasurer and Chief Financial Officer
        The Berkshire Funds

Date: August 31, 2006

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Berkshire Funds for purposes of Section 18 of the Securities Exchange Act of 1934.

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